Exhibit No. 10(K)

                           THE PROGRESSIVE CORPORATION
                   2004 INFORMATION TECHNOLOGY INCENTIVE PLAN

1. The Progressive Corporation and its subsidiaries ("Progressive" or the "Company") have adopted The Progressive Corporation 2004 Information Technology Incentive Plan (the "Plan") as part of their overall compensation program for employees assigned to the Company's Information Technology Organization ("IT Organization").

2. There is a strong correlation between computer systems availability and the economic performance of the Company. All 3 sales channels, customer service and claims handling are dependent on electronic systems. When systems are down, Progressive incurs lost productivity costs and, in some cases, may forfeit revenue opportunities. The Plan is designed to incent employees within the IT Organization to find creative ways to eliminate scheduled and unscheduled system downtime, and shift the risk associated with technology changes away from times when downtime is most costly to the business.

3. A significant aspect of the Plan is that it encourages continuous improvement. Each year, the complexity of the Progressive computing environment increases, as we introduce new applications and increasingly target systems to the end consumer. The target payout for the Plan will be set at the amount of "up time points" earned the previous year (adjusted proportionately for any change in the duration of the current Plan year). In order to receive a payout above the target, the performance achieved needs to exceed the previous year's performance level (as so adjusted) in a more complex environment. Plan years will coincide with Progressive's fiscal years.

4. All regular employees of Progressive (including managers) who are assigned primarily to the IT Organization are eligible to be selected for participation in the Plan. The Chief Executive Officer, after consulting with the Chief Human Resource Officer, ("Designated Officers") shall have the authority to select Plan participants for any given Plan year.

5. Annual payments under the Plan will be determined by application of the following formula:

      Annual IT Incentive Payment = Paid Earnings x Target Percentage x IT
                               Performance Factor.

         The Annual IT Incentive Payment payable to any participant with respect to any given Plan year will not exceed $75,000.00.

6. Paid Earnings for any Plan year means the following items paid to a participant during the Plan year: (a) regular, used Earned Time Benefit, sick, holiday, funeral and overtime pay, and (b) retroactive payments of any of the foregoing items relating to the same Plan year.

         For purposes of the Plan, Paid Earnings shall not include any short-term or long-term disability payments made to the participant, the earnings replacement component of any worker's compensation award, any lump sum merit awards, payments from the merit cash pool, any bonus or incentive compensation awards or any unused Earned Time Benefit.

         Notwithstanding the foregoing, if the sum of the regular, used Earned Time Benefit, sick, holiday and funeral pay received by a participant for a Plan year exceeds his/her salary range maximum for that Plan year (determined as of the end of the 24th pay period), then his/her Paid Earnings for that Plan year shall equal his/her salary range maximum, plus any of the following items received by such participant for that Plan year: (a) overtime pay and (b) retroactive payments of regular, used Earned Time Benefit, sick, holiday, overtime and funeral pay.

7. Target Percentages vary by position and shall be determined on an annual basis by the Designated Officers.

8. In the discretion of the Designated Officers, participants in this Plan may also participate in The Progressive Corporation 2004 Gainsharing Plan, or any successors thereto.

9.       The IT Performance Factor

         The IT Performance Factor is based on application availability and accuracy measured on a point system, and may vary from 0 to 2.0. Points are awarded for every day that production systems, both mainframe and client/server, are outage free. If there is an outage in any production system, all of the points relating to that application are lost for that day. Measured applications, measured hours, outage definitions, point values and administrative guidelines will be defined on an annual basis by or under the direction of the Designated Officers. A Performance Matrix approved by the Designated Officers will assign a Performance Score to various point levels that may be achieved.

         For 2004, and for each Plan year thereafter until otherwise determined by the Designated Officers, the applicable Plan rules shall be as set forth in
Schedule I attached hereto.

         The best possible score in any given week is 10 points per application (or a total of 200 points). Attached hereto as Schedule II is the 2004 Performance Matrix with the breakdown of scores and related outcomes. For 2004, a target of 1.00 will be achieved by earning between 10,204 and 10,240 points out of a possible 10,600 points. The Designated Officers will establish the applicable performance targets, the performance scores that will be awarded for various point levels achieved and the maximum potential points that may be earned and the resulting performance score, for subsequent Plan years.

10. Subject to Paragraph 11 below, no later than December 31 of each Plan year, each participant will receive an initial payment in respect of his or her Annual IT Incentive Payment for that Plan year equal to 75% of an amount calculated on the basis of Paid Earnings for the first 24 pay periods of the Plan year, estimated earnings for the remainder of the Plan year, performance data through the first 24 pay periods of the Plan year and forecasted performance results for the remainder of the Plan year. No later than February 15 of the following year, each participant shall receive the balance of his or her Annual IT Incentive Payment, if any, for such Plan year, based on his or her Paid Earnings and performance data for the entire Plan year.

11. Unless otherwise determined by the Committee, and except as expressly provided herein, in order to be entitled to receive an Annual IT Incentive Payment for any Plan year, the participant must be assigned to the IT Organization and be an active employee of the Company on November 30 of that Plan year ("Qualification Date"). Individuals who are hired on or after December 1 of any Plan year are not entitled to receive an Annual IT Incentive Payment for that Plan year.

         Any participant who is on a leave of absence covered by the Family and Medical Leave Act of 1993, personal leave of absence approved by the Company, military leave or short or long-term disability on the Qualification Date with respect to any Plan year will be entitled to receive an Annual IT Incentive Payment for that Plan year, calculated as provided in Paragraphs 5 and 10 above and based on the amount of Paid Earnings received by such participant for the Plan year.

         Annual IT Incentive Payments will be net of any legally required deductions for federal, state and local taxes and other items.

12. The right to any Annual IT Incentive Payment hereunder may not be sold, transferred, assigned or encumbered by any participant. Nothing herein shall prevent any participant's interest hereunder from being subject to involuntary attachment, levy or other legal process.

13. The Plan shall be administered by or under the direction of the Compensation Committee of the Board of Directors of The Progressive Corporation ("Committee"). The Committee shall have the authority to adopt, alter, modify, amend and repeal such rules, guidelines, procedures and practices governing the Plan as it shall, from time to time, in its sole discretion, deem advisable.

         The Committee shall have full authority to determine the manner in which the Plan will operate, to interpret the provisions of the Plan and to make all determinations hereunder. All such interpretations and determinations shall be final and binding on Progressive, all Plan participants and all other parties. No such interpretation or determination shall be relied on as a precedent for any similar action or decision.

         Unless otherwise determined by the Committee, all of the authority of the Committee hereunder (including, without limitation, the authority to administer the Plan, interpret the provisions hereof, waive any of the requirements specified herein and make determinations hereunder and to establish, change or modify performance targets and measures) may be exercised by the Designated Officers. In the event of a dispute or conflict, the determination of the Committee will govern.

14. The Plan may be terminated, amended or revised, in whole or in part, at any time and from time to time by the Committee, in its sole discretion.

15. The Plan will be unfunded and all payments due under the Plan shall be made from Progressive's general assets.

16. Nothing in the Plan shall be construed as conferring upon any person the right to remain a participant in the Plan or to remain employed by Progressive, nor shall the Plan limit Progressive's right to discipline or discharge any of its employees or change any of their job titles, duties or compensation.

17. Progressive shall have the unrestricted right to set off against or recover out of any Annual IT Incentive Payment or other sums owed to any participant under the Plan any amounts owed by such participant to Progressive.

18. This Plan supersedes any and all prior plans, agreements, understandings and arrangements regarding bonuses or other cash incentive compensation payable to participants by or due from Progressive and relating to the availability of computer systems. Without limiting the generality of the foregoing, this Plan supersedes and replaces The Progressive Corporation 2003 Information Technology Incentive Plan (the "Prior Plan"), which is and shall be deemed to be terminated as of December 27, 2003 (the "Termination Date"); provided, that any bonuses or other sums earned and payable under the Prior Plan with respect to any Plan year ended on or prior to the Termination Date shall be unaffected by such termination and shall be paid to the appropriate participants when and as provided thereunder.

19. This Plan is adopted, and is to be effective, as of December 28, 2003, which is the commencement of Progressive's 2004 fiscal year. This Plan shall be effective for the 2004 Plan year (which coincides with Progressive's 2004 fiscal year) and for each Plan year thereafter unless and until terminated by the Committee.

20. This Plan shall be interpreted and construed in accordance with the laws of the State of Ohio.

                                                                      SCHEDULE I

                      Information Technology Incentive Plan
                                   2004 RULES

1. System Measurements

The intent of this program is to ensure that incidents that have major business impact are counted as an outage. An outage is defined as an event (excluding a telecommunication failure) that prevents 100 or more customers from using the application for more than 15 minutes. We define a customer as an agent, policy holder or internal user.

The measured hours are 24 hours a day, Monday through Saturday. All day Sunday is measured with the exception of our weekly system maintenance window which is from 3:30am until 8:00am EST and, also, one(1) Sunday a quarter from Midnight to 8:00am EST.

Individual application service level agreements (SLAs) will take precedent over these time frames. See chart below:

       SYSTEM                     ADDITIONAL OUTAGE CLARIFICATIONS
--------------------------------------------------------------------------------
Buy Button
--------------------------------------------------------------------------------
Cash
Disbursements         An outage is defined for Monday through Friday. An
(CDS)                 exception would be any requested Saturday or Sunday access requested by the system owner 24 hours in advance.
--------------------------------------------------------------------------------
Claims CARS
--------------------------------------------------------------------------------
Claims PACMan         An outage for the start of day is defined as anytime
                      PACMan is not available by 6:00am Monday through Saturday.
--------------------------------------------------------------------------------
Claims Web
Tracker
--------------------------------------------------------------------------------
Claims Workbench
(CWB)
--------------------------------------------------------------------------------
Commercial Auto
(PRAT/WFC)
--------------------------------------------------------------------------------
DirectPro             An outage is defined as an event (excluding call routing
                      licensing issues) preventing quoting and/or selling. An
                      exception would be one (1) Sunday a month (Sunday before
                      Month End) from 3:30am until 5:30am EST.

                      We recognize at times, an individual state or states may
                      not be available for quoting or selling. There is not a
                      clear cut method to measure the business impact. In these
                      cases, the business will be consulted to determine the
                      impact.
--------------------------------------------------------------------------------
FAO
--------------------------------------------------------------------------------
Internet Progressive
Quote
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Internet Quotes
(E5)
--------------------------------------------------------------------------------
Personal
Progressive
--------------------------------------------------------------------------------
OPSS (Online
Underwriting
Guidelines)
--------------------------------------------------------------------------------
Ownership Work
Bench (OWB)
--------------------------------------------------------------------------------
POLARIS Billing       An outage for the start of day is defined as anytime the
System                POLARIS transactions are not available by 6:00am Monday
                      through Friday. On Saturday, Agent Bank (S6) and Common
                      EFT (S7) perform weekly file maintenance. An outage on
                      Saturday will be defined as anytime either of these 2
                      transactions are not available by 8:00am.
--------------------------------------------------------------------------------
Policy Services       An outage is defined as anytime their scanning system is
Work Flow (POWR)      totally unavailable (both locations down) for more than 30 minutes excluding their daily batch window between
                      midnight and 4:00am EST.
--------------------------------------------------------------------------------
ProRater Uploads
--------------------------------------------------------------------------------
PROTEUS (Atlantic,    An outage for start of day is defined as anytime the 30
Gulf, Midwest,        minute back-up occurs after 6:00am, or causes the
Pacific)              application to be unavailable over 30 minutes.
--------------------------------------------------------------------------------
Server Based
Rating (SBR)
--------------------------------------------------------------------------------
Telecom
--------------------------------------------------------------------------------

* ProBill will be baselined in 2004 for inclusion in 2005. We may also baseline the General Ledger application.

2. Customer Retention

An outage impacting 100 or more customers is defined as:

[ ]  E-mails are sent multiple times to the same person

[ ]  EFT (electronic fund transfers) incorrectly occur multiple times

[ ]  Bills are sent to the wrong person

[ ]  Billing is incorrect by more than $ 1.00

[ ] Documents are retransmitted (post office, fax or email) because print was incorrect, forms were missing or forms were sent in error.

[ ] Policyholder personal information is compromised by sharing or sending forms with the wrong person or agent.

3. Telecommunications

An outage is defined as anytime service (Data / Voice) is not available within 15 minutes of the failure. The measurement includes any outage at the offices listed below:

Direct (Strategic Alliance, DirectPro and Internet), Policy Services, Commercial Vehicle and Claims Call Centers at the following locations:

Cleveland Campus I                  Colorado Springs, CO (Research Parkway)
Cleveland Campus II                 Colorado Springs, CO (Chapel Hills)
Brooklyn, OH                        Austin, TX
Tampa, FL (Sable Park)              Mentor, OH
Tampa, FL (Riverview)               Rancho Cordova, CA (Sacramento)
Tempe, AZ

In addition, a call routing outage is defined as anytime 100 unique customers calls are not successfully completed to Progressive (i.e., fast busy, non-working number recording) within a 15 minute period.

4. Availability of an Application

There can be times when an application is available but a particular transaction could be out of service or malfunctioning. For our measurement purposes, this would typically be counted as an outage.

We recognize there could be an occasion where the unavailable transaction represents insignificant lost functionality (less than 1% of the days transactions) to our customers. These transactions being unavailable would not be counted as an outage.

5. Vendor Service Outages

Vendors are a critical component to our service delivery. We deal with 2 types of vendors, Transaction Service Vendors (Equifax, Choicepoint, Discover, State MVR Centers, etc.) and Infrastructure Vendors (IBM, MCI, Microsoft, Oracle, etc.). It is the responsibility of the appropriate I/T group to manage and evaluate the quality of service received from these vendors.

For purposes of this program, service disruptions caused by a Transaction Service Vendor site not being available that is totally a vendor issue will not be counted as an outage. However, we have several arrangements for failover to an alternate vendor or alternate vendor site during an outage. If we are unable to do the failover because of a Progressive related issue, this would be counted as an outage.

For purposes of this program, service disruptions caused by an Infrastructure Vendor will be counted as an outage.

6. Slow Response Time

Occasionally an application is available but the response time is poor. Slow response time will not be counted as an outage.

7. Scheduled Maintenance

Occasionally, system or facility work needs to be performed that can not be completed during our normal maintenance hours (see rule #1 for maintenance hours). In spite of this downtime being scheduled in advance with our customers, it will be counted as an outage.

8. IT Performance and Retention Point Values

                                 IT PERFORMANCE

Any day without an outage will be awarded points. Point values are weighted to correspond with the value to the business based upon the volume of transactions. The maximum number of points earned per week is 10 points per application defined in Rule #1. The point value by workday is as follows:

           DAY                      POINTS
------------------------------------------
Monday                              2.0
------------------------------------------
Tuesday                             2.0
------------------------------------------
Wednesday, Thursday, Friday         1.5
------------------------------------------
Saturday                            1.0
------------------------------------------
Sunday                              0.5
------------------------------------------

Point values will not be adjusted for holidays. In other words, if a holiday is celebrated on a Monday it will be given a 2 point value.

                              IT CUSTOMER RETENTION

Outages that negatively affect customers will be assessed a .5 point loss per incident defined in Rule #2.

9. Communications of Status

On a daily basis, we will communicate any outage in the Morning Status Report issued Monday through Friday by ETG. The outage will be highlighted in red.

Each Monday, ETG will distribute to all IT staff, the "Weekly IT Performance Report", indicating the previous week's results as well as the annualized point factor. In addition, a monthly report with year-to-date information will be distributed to all IT staff by the first Friday of the fiscal month.

10. Appeal Process

Anyone within the organization has the right to appeal an outage. All appeals should be made by a Lotus Note to Ed Locker. Ed will make sure the appeal is presented in the Post Mortem review of the incident. If the outage was misrepresented, a reversal will be carried in the Weekly IT Performance Report and all associated status reports.

If the outage requires a judgment call, it will be reviewed by Jerry Winchell, Tom Cunningham and Scott McPherson, who will act as the Ruling Committee. All judgments made by the Ruling Committee are final.

11. 2004 Earned Points Chart

The attached 2004 Earned Points Chart correlates annual points earned to the IT Performance Factor.

12. Scoring Rule Clarifications.

With the conversion to the new points distribution system for the Information Technology Incentive Plan, we will be making some new decisions to support scoring. Often there is not a right or wrong answer. However, it is extremely important that we are consistent and wanted to publish our current assumptions. All changes must be approved by the Ruling Committee.

[ ] Points will not be charged against an application if all offices are closed that use the application. For example, CA's system is down on a Sunday outside of their work hours. No points charged to CA.

[ ] The total population using the system at the time of the outage will always be used to determine if it is a performance loss. This is exactly what we do today. The point losses distributed amongst applications will be given no matter how many people are working on that application. In other words, we assess a point loss to the application even though there were less than 100 people using it. For example, we have 100 or more people down during a 20 minute production system outage. It is a point loss because it is over 15 minutes and impacted 100 people. If CA only had 1 person working, their system would still incur a point loss.

                                                                     SCHEDULE II

                     INFORMATION TECHNOLOGY INCENTIVE PLAN
                            2004 EARNED POINTS CHART

      ANNUAL POINTS EARNED
---------------------------------
MINIMUM                   MAXIMUM             IT PERFORMANCE FACTOR
-------------------------------------------------------------------
 10,591                   10,600                      2.00
-------------------------------------------------------------------
 10,588                   10,590                      1.97
-------------------------------------------------------------------
 10,584                   10,587                      1.96
-------------------------------------------------------------------
 10,581                   10,583                      1.95
-------------------------------------------------------------------
 10,577                   10,580                      1.94
-------------------------------------------------------------------
 10,573                   10,576                      1.93
-------------------------------------------------------------------
 10,570                   10,572                      1.92
-------------------------------------------------------------------
 10,566                   10,569                      1.91
-------------------------------------------------------------------
 10,563                   10,565                      1.90
-------------------------------------------------------------------
 10,559                   10,562                      1.89
-------------------------------------------------------------------
 10,555                   10,558                      1.88
-------------------------------------------------------------------
 10,552                   10,554                      1.87
-------------------------------------------------------------------
 10,548                   10,551                      1.86
-------------------------------------------------------------------
 10,545                   10,547                      1.85
-------------------------------------------------------------------
 10,541                   10,544                      1.84
-------------------------------------------------------------------
 10,537                   10,540                      1.83
-------------------------------------------------------------------
 10,534                   10,536                      1.82
-------------------------------------------------------------------
 10,530                   10,533                      1.81
-------------------------------------------------------------------
 10,526                   10,529                      1.80
-------------------------------------------------------------------
 10,523                   10,525                      1.79
-------------------------------------------------------------------
 10,519                   10,522                      1.78
-------------------------------------------------------------------
 10,516                   10,518                      1.77
-------------------------------------------------------------------
 10,512                   10,515                      1.76
-------------------------------------------------------------------
 10,508                   10,511                      1.75
-------------------------------------------------------------------
 10,505                   10,507                      1.74
-------------------------------------------------------------------
 10,501                   10,504                      1.73
-------------------------------------------------------------------
 10,498                   10,500                      1.72
-------------------------------------------------------------------
 10,494                   10,497                      1.71
-------------------------------------------------------------------
 10,490                   10,493                      1.70
-------------------------------------------------------------------
 10,487                   10,489                      1.69
-------------------------------------------------------------------
 10,483                   10,486                      1.68
-------------------------------------------------------------------
 10,480                   10,482                      1.67
-------------------------------------------------------------------
 10,476                   10,479                      1.66
-------------------------------------------------------------------
 10,472                   10,475                      1.65
-------------------------------------------------------------------
 10,469                   10,471                      1.64
-------------------------------------------------------------------
 10,465                   10,468                      1.63
-------------------------------------------------------------------
 10,462                   10,464                      1.62
-------------------------------------------------------------------

 10,458                   10,461                      1.61
-------------------------------------------------------------------
 10,454                   10,457                      1.60
-------------------------------------------------------------------
 10,451                   10,453                      1.59
-------------------------------------------------------------------
 10,447                   10,450                      1.58
-------------------------------------------------------------------
 10,443                   10,446                      1.57
-------------------------------------------------------------------
 10,440                   10,442                      1.56
-------------------------------------------------------------------
 10,436                   10,439                      1.55
-------------------------------------------------------------------
 10,433                   10,435                      1.54
-------------------------------------------------------------------
 10,429                   10,432                      1.53
-------------------------------------------------------------------
 10,425                   10,428                      1.52
-------------------------------------------------------------------
 10,422                   10,424                      1.51
-------------------------------------------------------------------
 10,418                   10,421                      1.50
-------------------------------------------------------------------
 10,415                   10,417                      1.49
-------------------------------------------------------------------
 10,411                   10,414                      1.48
-------------------------------------------------------------------
 10,407                   10,410                      1.47
-------------------------------------------------------------------
 10,404                   10,406                      1.46
-------------------------------------------------------------------
 10,400                   10,403                      1.45
-------------------------------------------------------------------
 10,397                   10,399                      1.44
-------------------------------------------------------------------
 10,393                   10,396                      1.43
-------------------------------------------------------------------
 10,389                   10,392                      1.42
-------------------------------------------------------------------
 10,386                   10,388                      1.41
-------------------------------------------------------------------
 10,382                   10,385                      1.40
-------------------------------------------------------------------
 10,378                   10,381                      1.39
-------------------------------------------------------------------
 10,375                   10,377                      1.38
-------------------------------------------------------------------
 10,371                   10,374                      1.37
-------------------------------------------------------------------
 10,368                   10,370                      1.36
-------------------------------------------------------------------
 10,364                   10,367                      1.35
-------------------------------------------------------------------
 10,360                   10,363                      1.34
-------------------------------------------------------------------
 10,357                   10,359                      1.33
-------------------------------------------------------------------
 10,353                   10,356                      1.32
-------------------------------------------------------------------
 10,350                   10,352                      1.31
-------------------------------------------------------------------
 10,346                   10,349                      1.30
-------------------------------------------------------------------
 10,342                   10,345                      1.29
-------------------------------------------------------------------
 10,339                   10,341                      1.28
-------------------------------------------------------------------
 10,335                   10,338                      1.27
-------------------------------------------------------------------
 10,332                   10,334                      1.26
-------------------------------------------------------------------
 10,328                   10,331                      1.25
-------------------------------------------------------------------
 10,324                   10,327                      1.24
-------------------------------------------------------------------
 10,321                   10,323                      1.23
-------------------------------------------------------------------
 10,317                   10,320                      1.22
-------------------------------------------------------------------
 10,314                   10,316                      1.21
-------------------------------------------------------------------
 10,310                   10,313                      1.20
-------------------------------------------------------------------
 10,306                   10,309                      1.19
-------------------------------------------------------------------
 10,303                   10,305                      1.18
-------------------------------------------------------------------
 10,299                   10,302                      1.17
-------------------------------------------------------------------
 10,295                   10,298                      1.16
-------------------------------------------------------------------
 10,292                   10,294                      1.15
-------------------------------------------------------------------
 10,288                   10,291                      1.14
-------------------------------------------------------------------

 10,285                   10,287                      1.13
-------------------------------------------------------------------
 10,281                   10,284                      1.12
-------------------------------------------------------------------
 10,277                   10,280                      1.11
-------------------------------------------------------------------
 10,274                   10,276                      1.10
-------------------------------------------------------------------
 10,270                   10,273                      1.09
-------------------------------------------------------------------
 10,267                   10,269                      1.08
-------------------------------------------------------------------
 10,263                   10,266                      1.07
-------------------------------------------------------------------
 10,259                   10,262                      1.06
-------------------------------------------------------------------
 10,256                   10,258                      1.05
-------------------------------------------------------------------
 10,252                   10,255                      1.04
-------------------------------------------------------------------
 10,249                   10,251                      1.03
-------------------------------------------------------------------
 10,245                   10,248                      1.02
-------------------------------------------------------------------
 10,241                   10,244                      1.01
-------------------------------------------------------------------
 10,204                   10,240                      1.00
-------------------------------------------------------------------
 10,134                   10,203                      0.99
-------------------------------------------------------------------
 10,063                   10,133                      0.98
-------------------------------------------------------------------
 9,992                    10,062                      0.97
-------------------------------------------------------------------
 9,922                     9,991                      0.96
-------------------------------------------------------------------
 9,851                     9,921                      0.95
-------------------------------------------------------------------
 9,781                     9,850                      0.94
-------------------------------------------------------------------
 9,710                     9,780                      0.93
-------------------------------------------------------------------
 9,639                     9,709                      0.92
-------------------------------------------------------------------
 9,569                     9,638                      0.91
-------------------------------------------------------------------
 9,498                     9,568                      0.90
-------------------------------------------------------------------
 9,428                     9,497                      0.89
-------------------------------------------------------------------
 9,357                     9,427                      0.88
-------------------------------------------------------------------
 9,287                     9,356                      0.87
-------------------------------------------------------------------
 9,216                     9,286                      0.86
-------------------------------------------------------------------
 9,145                     9,215                      0.85
-------------------------------------------------------------------
 9,075                     9,144                      0.84
-------------------------------------------------------------------
 9,004                     9,074                      0.83
-------------------------------------------------------------------
 8,934                     9,003                      0.82
-------------------------------------------------------------------
 8,863                     8,933                      0.81
-------------------------------------------------------------------
 8,792                     8,862                      0.80
-------------------------------------------------------------------
 8,722                     8,791                      0.79
-------------------------------------------------------------------
 8,651                     8,721                      0.78
-------------------------------------------------------------------
 8,581                     8,650                      0.77
-------------------------------------------------------------------
 8,510                     8,580                      0.76
-------------------------------------------------------------------
 8,439                     8,509                      0.75
-------------------------------------------------------------------
 8,369                     8,438                      0.74
-------------------------------------------------------------------
 8,298                     8,368                      0.73
-------------------------------------------------------------------
 8,228                     8,297                      0.72
-------------------------------------------------------------------
 8,157                     8,227                      0.71
-------------------------------------------------------------------
 8,087                     8,156                      0.70
-------------------------------------------------------------------
 8,016                     8,086                      0.69
-------------------------------------------------------------------
 7,945                     8,015                      0.68
-------------------------------------------------------------------
 7,875                     7,944                      0.67
-------------------------------------------------------------------
 7,804                     7,874                      0.66
-------------------------------------------------------------------

 7,734                     7,803                      0.65
-------------------------------------------------------------------
 7,663                     7,733                      0.64
-------------------------------------------------------------------
 7,592                     7,662                      0.63
-------------------------------------------------------------------
 7,522                     7,591                      0.62
-------------------------------------------------------------------
 7,451                     7,521                      0.61
-------------------------------------------------------------------
 7,381                     7,450                      0.60
-------------------------------------------------------------------
 7,310                     7,380                      0.59
-------------------------------------------------------------------
 7,239                     7,309                      0.58
-------------------------------------------------------------------
 7,169                     7,238                      0.57
-------------------------------------------------------------------
 7,098                     7,168                      0.56
-------------------------------------------------------------------
 7,028                     7,097                      0.55
-------------------------------------------------------------------
 6,957                     7,027                      0.54
-------------------------------------------------------------------
 6,886                     6,956                      0.53
-------------------------------------------------------------------
 6,816                     6,885                      0.52
-------------------------------------------------------------------
 6,745                     6,815                      0.51
-------------------------------------------------------------------
 6,675                     6,744                      0.50
-------------------------------------------------------------------
 6,604                     6,674                      0.49
-------------------------------------------------------------------
 6,534                     6,603                      0.48
-------------------------------------------------------------------
 6,463                     6,533                      0.47
-------------------------------------------------------------------
 6,392                     6,462                      0.46
-------------------------------------------------------------------
 6,322                     6,391                      0.45
-------------------------------------------------------------------
 6,251                     6,321                      0.44
-------------------------------------------------------------------
 6,181                     6,250                      0.43
-------------------------------------------------------------------
 6,110                     6,180                      0.42
-------------------------------------------------------------------
 6,039                     6,109                      0.41
-------------------------------------------------------------------
 5,969                     6,038                      0.40
-------------------------------------------------------------------
 5,898                     5,968                      0.39
-------------------------------------------------------------------
 5,828                     5,897                      0.38
-------------------------------------------------------------------
 5,757                     5,827                      0.37
-------------------------------------------------------------------
 5,686                     5,756                      0.36
-------------------------------------------------------------------
 5,616                     5,685                      0.35
-------------------------------------------------------------------
 5,545                     5,615                      0.34
-------------------------------------------------------------------
 5,475                     5,544                      0.33
-------------------------------------------------------------------
 5,404                     5,474                      0.32
-------------------------------------------------------------------
 5,333                     5,403                      0.31
-------------------------------------------------------------------
 5,263                     5,332                      0.30
-------------------------------------------------------------------
 5,192                     5,262                      0.29
-------------------------------------------------------------------
 5,122                     5,191                      0.28
-------------------------------------------------------------------
 5,051                     5,121                      0.27
-------------------------------------------------------------------
 4,981                     5,050                      0.26
-------------------------------------------------------------------
 4,910                     4,980                      0.25
-------------------------------------------------------------------
 4,839                     4,909                      0.24
-------------------------------------------------------------------
 4,769                     4,838                      0.23
-------------------------------------------------------------------
 4,698                     4,768                      0.22
-------------------------------------------------------------------
 4,628                     4,697                      0.21
-------------------------------------------------------------------
 4,557                     4,627                      0.20
-------------------------------------------------------------------
 4,486                     4,556                      0.19
-------------------------------------------------------------------
 4,416                     4,485                      0.18
-------------------------------------------------------------------

 4,345                     4,415                      0.17
-------------------------------------------------------------------
 4,275                     4,344                      0.16
-------------------------------------------------------------------
 4,204                     4,274                      0.15
-------------------------------------------------------------------
 4,133                     4,203                      0.14
-------------------------------------------------------------------
 4,063                     4,132                      0.13
-------------------------------------------------------------------
 3,992                     4,062                      0.12
-------------------------------------------------------------------
 3,922                     3,991                      0.11
-------------------------------------------------------------------
 3,851                     3,921                      0.10
-------------------------------------------------------------------
 3,781                     3,850                      0.09
-------------------------------------------------------------------
 3,710                     3,780                      0.08
-------------------------------------------------------------------
 3,639                     3,709                      0.07
-------------------------------------------------------------------
 3,569                     3,638                      0.06
-------------------------------------------------------------------
 3,498                     3,568                      0.05
-------------------------------------------------------------------
 3,428                     3,497                      0.04
-------------------------------------------------------------------
 3,357                     3,427                      0.03
-------------------------------------------------------------------
 3,286                     3,356                      0.02
-------------------------------------------------------------------
 3,216                     3,285                      0.01
-------------------------------------------------------------------
   0                       3,215                      0.00
-------------------------------------------------------------------